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                                                                   EXHIBIT 10.31

                                                        HYCEL PROPERTIES CO.
                                                        HYCEL RETAIL CROUP
                                                        7817 Forsyth Blvd.
                                                        St. Louis, MO 63105-3307
                                                        Telephone 314 721-4800
                                                        Facsimile 314 721-3663

                       CONSTRUCTION MANAGEMENT AGREEMENT

THIS AGREEMENT is made and entered into this 16th day of November 2003, by and between Hycel Properties Co., a Missouri corporation ("Hycel"), and Build-A-Bear Workshop, Inc., a Missouri Corporation (the "Company").

                                    RECITALS

WHEREAS, Hycel and the Company have entered into an agreement for Hycel to provide real estate consulting services to the Company; and

WHEREAS, Hycel has offered to provide construction management services to the Company for the construction of the Company's Build-A-Bear Workshop stores; and

WHEREAS, the Company desires to have Hycel provide construction management services to the Company,

NOW THEREFORE, in consideration of the mutual covenants hereinafter exchanged, it is agreed as follows:

      1.    Construction Management Services

            Hycel will provide the following services in connection with the construction of the Company's new stores:

            (a)   Design/Plan Review

                  Hycel will work closely with the Company's architect and engineers to assist in the development of a detailed set of architectural and engineering drawings and specifications. Upon receipt of the architectural and engineering drawings from the Company's architect, as-builts from the previous tenant build-out, landlord's tenant design criteria and the lease sections relating to construction, Hycel's personnel will review the drawings before submittal to the landlord and for building permit.

            (b)   Bidding & Permits

                  Hycel will prepare bid forms and invitation to bid letters to accompany the architectural and engineering drawings to be distributed to selected general contractors the Company has approved to handle the general construction of the space as well as for all millwork, theming, signage, graphics and other special equipment. Applications for building permits will be made as well as the

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                  submittal for landlord approval. Bids will be evaluated and a recommendation will be provided to the Company. A contract will be prepared for the general contractor with the Company's approval.

            (c)   Construction Supervision

                  Hycel's personnel will monitor the day-to-day activities of the general contractor and coordinate scheduling and material and equipment deliveries. Discrepancies, field conditions and requests for additional information will be handled and resolved. Periodic visits to the project will be made from pre-construction through the construction phase of the project to monitor progress and quality.

            (d)   Punchlist/Close-Out

                  A final visit to the project will be made upon substantial completion of construction. A punchlist will be prepared noting all items not completed or requiring rework to make the store ready for occupancy and operation.

            (e)   Pay Request Review

                  All requests for payment, including change orders, will be reviewed and evaluated. Lien waivers will be obtained, reviewed and compared to the pay requests. All required documentation from the general contractor and equipment, fixture and other suppliers, including the completion of punchlist items, will be obtained. Hycel will advise the Company that the contractor may be paid.

      2.    Fees and Reimbursement of Expenses

            (a) As compensation for Hycel's services under this Agreement, the Company shall pay, or cause to be paid, to Hycel a fee (the "Construction Management Fee") of:

                        Two Hundred Fifty-Two Thousand Dollars ($252,000). This fee is for up to 15 stores and a store in Manhattan, New York, which shall count as three (3) stores for a total of eighteen (18) new stores. The parties agree that the exact location of any store cannot be determined. Should the company desire to utilize Hycel for additional stores (more than 18 stores, or 15 stores and a store in Manhattan, New York which shall count as 3 stores), the Construction Management Fee will be Fourteen Thousand Dollars ($14,000) per store and shall be paid 50% at the start of construction and 50% upon the store opening business.

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                        The Construction Management Fee outlined above shall be
                        paid as follows: Twelve (12) monthly payments of Twenty One-Thousand and 00/100 Dollars ($21,000.00) on the first of each month commencing January 2004 through December 2004. Any additional stores shall be paid as outlined above.

            (b) The fee paid under paragraph 2(a) above does not include changes to existing stores or trouble shooting. If the Company requests additional store design or construction services not covered in the scope of this Agreement, such services will be billed to the Company monthly at the rate One Hundred Twenty-Five Dollars ($ 125.00) per hour if such services are performed by a senior construction staff member, at the rate of Seventy-Nine Dollars ($79.00) per hour for a construction crew staff member and at the rate of Fifty-Six Dollars ($56.00) per hour if such services are performed by support staff to the construction staff member.

            (c) The fee paid under paragraph 2(a) and 2(b) above does not cover expenses. In addition, the Company shall pay all out-of-pocket expenses of Hycel, however, travel and other travel related expenses shall be reimbursed at their cost plus overhead at ten percent (10%). Any single out-of-pocket expense item in excess of $750.00 shall be pre-approved by the Company. On a monthly basis, the Company will reimburse the expenses within ten (10) days after receipt of an invoice.

      3.    Term

            The term of this agreement shall commence on January 1, 2004 and shall terminate on December 31, 2004. If Hycel's personnel have provided construction management or other services prior to the termination of this Agreement, the fees and expenses referred to above will be due and payable upon the completion of construction, as the case may be. Any of the Company's obligations that have accrued prior to the termination of this Agreement shall survive the termination of this Agreement.

      4.    Assignment

            This Agreement shall not be assigned by either the Company or Hycel without the prior written consent of the other party, such consent not to be unreasonably withheld; provided, however, if requested by Hycel, the Company will consent to the assignment of this Agreement to another entity so long as Hycel or Mark H. Zorensky owns at least fifty percent (50%) interest in such entity.

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      5.    Disclaimer

            The Company understands that Hycel does not purport to offer architectural and engineering services or installation and construction services (collectively "Construction Services"). The Company shall contract for Construction Services and the Company shall, at its cost, defend any claims against Hycel with respect to said Construction Services. The Company shall pay, satisfy and/or discharge any judgments, orders and decrees, which may be rendered against Hycel in connection with the foregoing.

      6.    Claims

            Hycel and the Company will indemnify, defend and save harmless the other from and against all "Claims", as that term is defined, based upon the indemnifying party's negligence or intentional misconduct. As used herein, "Claims" shall mean all claims, suits, proceedings, actions, demands, causes of action, responsibility, liability, judgments, executions, damages, loss and expense (including attorney's fees.)

      7.    Notices

            All notices called for hereunder shall be deemed delivered one day after having been posted in the United States mail, postage prepaid, at the address shown on the signature page of this Agreement, which address may be changed by either party by giving notice as called for herein-

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first written above.

HYCEL PROPERTIES CO.                          BUILD-A-BEAR WORKSHOP, INC.

By: /s/ Mark H. Zorensky                      By: /s/ Brian Vent
    ------------------------                      ------------------------
        Mark H. Zorensky                          Name: BRIAN VENT
        President                                 Title: C.O.B.

7817 Forsyth Blvd.                            1954 Innerbelt Business Center Dr.
St. Louis, MO 63105                           St. Louis, MO 63114
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                        CONSTRUCTION MANAGEMENT AGREEMENT

THIS AGREEMENT is made and entered into this 9th day of October 2001, by and between Hycel Properties Co., a Missouri corporation ("Hycel"), and Build-A-Bear Workshop, Inc., a Missouri Corporation (the "Company").

                                    RECITALS

WHEREAS, Hycel and the Company have entered into an agreement for Hycel to provide real estate consulting services to the Company; and

WHEREAS, Hycel has offered to provide construction management services to the Company for the construction of the Company's Build-A-Bear Workshop stores; and

WHEREAS, the Company desires to have Hycel provide construction management services to the Company,

NOW THEREFORE, in consideration of the mutual covenants hereinafter exchanged, it is agreed as follows:

      1.    Construction Management Services

            Hycel will provide the following services in connection with the construction of the Company's new stores:

            (a)   Design/Plan Review

                  Hycel will work closely with the Company's architect and engineers to assist in the development of a detailed set of architectural and engineering drawings and specifications. Upon receipt of the architectural and engineering drawings from the Company's architect, as-builts from the previous tenant build-out, landlord's tenant design criteria and the lease sections relating to construction, Hycel's personnel will review the drawings before submittal to the landlord and for building permit.

            (b)   Bidding & Permits

                  Hycel will prepare bid forms and invitation to bid letters to accompany the architectural and engineering drawings to be distributed to selected general contractors the Company has approved to handle the general construction of the space as well as for all millwork, theming, signage, graphics and other special equipment. Applications for building permits will be made as well as the submittal for landlord approval. Bids will be evaluated and a

                  See agreement dated Nov 10, 2003
                  recommendation will be provided to the Company. A contract will be prepared for the general contractor with the Company's approval.

            (c)   Construction Supervision

                  Hycel's personnel will monitor the day-to-day activities of the general contractor and coordinate scheduling and material and equipment deliveries. Discrepancies, field conditions and requests for additional information will be handled and resolved. Periodic visits to the project will be made from pre-construction through the construction phase of the project to monitor progress and quality.

            (d)   Punchlist/Close-Out

                  A final visit to the project will be made upon substantial completion of construction. A punchlist will be prepared noting all items not completed or requiring rework to make the store ready for occupancy and operation.

            (e)   Pay Request Review

                  All requests for payment, including change orders, will be reviewed and evaluated. Lien waivers will be obtained, reviewed and compared to the pay requests. All required documentation from the general contractor and equipment, fixture and other suppliers, including the completion of punchlist items, will be obtained. Hycel will advise the Company that the contractor may be paid.

      2.    Fees and Reimbursement of Expenses

            (a) As compensation for Hycel's services under this Agreement, the Company shall pay, or cause to be paid, to Hycel a fee (the "Construction Management Fee") of:

                        Three Hundred Eighty-Two Thousand Two Hundred Dollars ($382,200.00). This fee constitutes payment for up to thirty (30) new stores. The parties agree that the exact location of any store cannot be determined. Should the Company desire to utilize Hycel for additional stores (more than 30 stores), the Construction Management Fee will be Twelve Thousand One Hundred Thirty Three Dollars ($12,133.00) per store and shall be paid 50% at the start of construction and 50% upon the store opening for business.

                        The Construction Management Fee outlined above shall be paid as follows: Twelve (12) monthly payments of Thirty One-Thousand Eight Hundred Fifty Dollars and 00/100 ($31,850.00) on the first of each month commencing January 2002 through December 2002. Any additional stores shall be paid as outlined above.

            (b) The fee paid under paragraph 2(a) above does not include changes to existing stores or trouble shooting. If the Company requests additional store design or construction services not covered in the scope of this Agreement, such services will be billed to the Company monthly at the rate One Hundred Four Dollars ($104.00) per hour if such services are performed by a senior construction staff member, at the rate of Seventy-One Dollars ($71.00) per hour for a construction crew staff member and at the rate of Fifty Dollars ($50.00) per hour if such services are performed by support staff to the construction staff member.

            (c) The fee paid under paragraph 2(a) and 2(b) above does not cover expenses. In addition, the Company shall pay all out-of-pocket expenses of Hycel (including travel and other travel related expenses) at their cost plus overhead at ten percent (10%). Any single out-of-pocket expense item in excess of $500.00 shall be pre-approved by the Company. On a monthly basis, the Company will reimburse the expenses within ten (10) days after receipt of an invoice.

      3.    Term

            The term of this agreement shall commence on January 1, 2002 and shall terminate on December 31, 2001. If Hycel's personnel have provided construction management or other services prior to the termination of this Agreement, the fees and expenses referred to above will be due and payable upon the completion of construction, as the case may be. Any of the Company's obligations that have accrued prior to the termination of this Agreement shall survive the termination of this Agreement.

      4.    Assignment

            This Agreement shall not be assigned by either the Company or Hycel without the prior written consent of the other party, such consent not to be unreasonably withheld; provided, however, if requested by Hycel, the Company will consent to the assignment of this Agreement to another entity so long as Hycel or Mark H. Zorensky owns at least fifty percent (50%) interest in such entity.

      5.    Disclaimer

            The Company understands that Hycel does not purport to offer architectural and engineering services or installation and construction services (collectively "Construction Services"). The Company shall contract for Construction Services and the Company shall, at its cost, defend any claims against Hycel with respect to said Construction Services. The Company shall pay, satisfy and/or discharge any judgments, orders and decrees, which may be rendered against Hycel in connection with the foregoing.

      6.    Notices

            All notices called for hereunder shall be deemed delivered one day after having been posted in the United States mail, postage prepaid, at the address shown on the signature page of this Agreement, which address may be changed by either party by giving notice as called for herein.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first written above.

HYCEL PROPERTIES CO.                       BUILD-A-BEAR WORKSHOP, INC.

By: /s/ Mark H. Zorensky                   By:[ILLEGIBLE]
    -----------------------                   --------------
    Mark H. Zorensky                          Name:
    President                                 Title:

101 South Hanley Road, Suite 1300             1954 Innerbelt Business Center Dr.
St. Louis, MO 63105                           St. Louis, MO 63114